UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________________

SCHEDULE 14A
(Rule 14a-101)

______________________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Maison Solutions Inc.
(Name of Registrant as Specified in its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Maison Solutions Inc.
127 N Garfield Avenue
Monterey Park, California 91754

June 22, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Maison Solutions Inc. (“Maison” or the “Company”) to be held on Wednesday, July 22, 2026 at 1:00 p.m. Eastern Time, at Maison’s corporate headquarters located at 127 N Garfield Avenue, Monterey Park, California 91754.

The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be voted upon at the Annual Meeting. Whether you own a few or many shares of Maison common stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the election of all the director nominees and FOR the ratification of the selection of Kreit & Chiu CPA LLP as the Company’s independent certified public accountants for the fiscal year ending April 30, 2027. Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Sincerely,
/s/ John Xu
John Xu Chief Executive Officer, Chairman and President Maison Solutions Inc.

Maison Solutions Inc.

127 N Garfield Avenue

Monterey Park, California 91754

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Maison Solutions Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Maison Solutions Inc. will be held on Wednesday, July 22, 2026 at 1:00 p.m. Eastern Time, at Maison’s corporate headquarters located at 127 N Garfield Avenue, Monterey Park, California 91754. The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      Director Election Proposal — a proposal to elect five directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified;

2.      Auditor Ratification Proposal — a proposal to ratify the selection of Kreit & Chiu CPA LLP as the Company’s independent certified public accountants for the fiscal year ending April 30, 2027; and

3.      To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The close of business on June 22, 2026 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of Maison Solutions Inc.’s common stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.

Sincerely,
/s/ John Xu
John Xu Chief Executive Officer, President and Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 22, 2026

The accompanying proxy statement and the 2025 Annual Report on Form 10-K and Form 10-K/A (together “Form 10-K”) are available at https://investors.maisonsolutionsinc.com/.

PROXY STATEMENT

i

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Maison Solutions Inc. (“Maison” or the “Company,” or “we,” “us,” and “our”) for use at our 2026 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held on Wednesday, July 22, 2026 at 1:00 p.m. Eastern Time, at Maison’s corporate headquarters located at 127 N Garfield Avenue, Monterey Park, California 91754.

The close of business on June 22, 2026 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of shares of Maison common stock, par value of $0.0001 per share (“Common Stock”), and on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 4,276,694 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, comprised of 4,052,694 shares of Class A Common Stock (“Class A Common Stock”) and 224,000 shares of Class B Common Stock (“Class B Common Stock”). This proxy statement and form of proxy are first being mailed to stockholders on or about June 22, 2026.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of our 2026 Annual Meeting?

Our 2026 Annual Meeting will be held to consider and vote upon the following proposals:

1.      Director Election Proposal — a proposal to elect five directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified;

2.      Auditor Ratification Proposal — a proposal to ratify the selection of Kreit & Chiu CPA LLP as the Company’s independent certified public accountants for the fiscal year ending April 30, 2027; and

3.      To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a holder of record of our Common Stock as of the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

What are the voting rights of Maison stockholders?

Our stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Common Stock at the close of business on the Record Date. As of the Record Date, there were 4,276,694 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, comprised of 4,052,694 shares of Class A Common Stock, which Class A Common Stock shares are entitled to an aggregate of 4,052,694 votes at the Annual Meeting, and 224,000 shares of Class B Common Stock, which Class B Common Stock shares are entitled to an aggregate of 2,240,000 votes at the Annual Meeting, for an aggregate total of 4,276,694 votes. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Each stockholder of Class A Common Stock is entitled to one vote per share on each matter properly presented at the Annual Meeting for each share of Class A Common Stock owned by such stockholder on the Record Date. Each stockholder of Class B Common Stock is entitled to ten votes per share on each matter properly presented at the Annual Meeting for each share of Class B Common Stock owned by such stockholder on the record date.

What constitutes a quorum?

A quorum of our stockholders is necessary to conduct business and hold a valid meeting. The holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote shall be present in person or represented by proxy in order to constitute a quorum for the Annual Meeting. If you submit a properly executed proxy or voting instruction card or properly cast your vote via the Internet or mail, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under applicable exchange rules, the Director Election Proposal is a non-routine proposal, and as such a broker does not have the discretion to vote on such a proposal if such broker has not received instructions from the beneficial owner of the shares represented. The Auditor Ratification Proposal is a routine proposal, and as such a broker does have discretion to vote on the Auditor Ratification Proposal.

Will my shares be voted if I do not provide my proxy?

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares for the Director Election Proposal and your shares will not be voted, and will be considered “broker non-votes,” with respect to this proposal to be presented at the Annual Meeting. Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting.

How do I vote?

Maison stockholders of record on June 22, 2026 may submit their proxies as follows:

•        Through the Internet, by visiting the website established for that purpose at http://www.vstocktransfer.com/proxy by 11:59 p.m. Eastern Time on July 21, 2026 and following the instructions; or

•        By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions provided in the proxy card.

If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

To vote in person:

•        If you are a registered holder, attend our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or

•        If you hold your shares in “street name,” attend our Annual Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet, by signing and mailing a new proxy card with a later date, or by attending the Annual Meeting and voting in person (only your latest proxy submitted prior to the Annual Meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Annual Meeting?

Proposal 1 — Director Election Proposal.

The vote required to elect our five directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified, is a plurality of the votes cast at the Annual Meeting. Votes withheld and broker non-votes will have no effect on the outcome of the vote for the Director Election Proposal.

Proposal 2 — Auditor Ratification Proposal.

The vote required to approve the Auditor Ratification Proposal is a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote for the Auditor Ratification Proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•        FOR Proposal 1: the Director Election Proposal; and

•        FOR Proposal 2: the Auditor Ratification Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.

With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

Whom should I call with questions?

If you have additional questions about the Annual Meeting, would like additional copies of this proxy statement, or need assistance voting your shares, you should contact:

Maison Solutions Inc.
127 N Garfield Ave.
Monterey Park, CA 91754
Attention: Investor Relations
Phone Number: (626) 737-5888
E-mail Address: chris.zhang@maisonsolutions.com

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Our Board currently consists of five members. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the five persons listed below to stand for a term expiring at our next annual meeting of stockholders or until their successors are duly elected and qualified. Each nominee listed below is currently serving as a director and is willing and able to serve as a director of the Company.

Directors

Below are the names of and certain information regarding our directors:

Name	Age	Position
John Xu	49	Chief Executive Officer, President and Chairman of the Board
Alexandria M. Lopez	40	Chief Financial Officer and Director
Mark Willis	69	Director
Bin Wang	68	Director
Dr. Xiaoxia Zhang	55	Director

John Xu — Chief Executive Officer, President and Chairman of the Board

Mr. Xu has served as Director, President and Chief Executive Officer of the Company since 2019. Mr. Xu has served as Director and President of J&C International Group LLC, a cross-border investment firm since 2013. From 2009 to 2020, Mr. Xu also served as Director and President of Ideal City Realty, LLC, a real estate investment firm. Mr. Xu has extensive experience in business operations, investment and strategic management and retail enterprises, with a keen market sense and deep understanding of cross-border investment environment.

We believe Mr. Xu’s qualifications to serve on our Board include his perspective and experience building and leading our Company as the founder and Chief Executive Officer and his extensive experience in business, strategic development and implementation.

Alexandria M. Lopez — Chief Financial Officer and Director

Ms. Lopez has served as a member of our Board and has been the Chief Financial Officer of the Company since 2019. Ms. Lopez previously served as Chief Financial Officer and Vice President of J&C International Group LLC, a position she has held from 2014 to 2023. Ms. Lopez has over 10 years of financial and accounting experience. Ms. Lopez received a B.A. in Accounting from the University of Phoenix.

We believe Ms. Lopez’s qualifications to serve on our Board include her knowledge of our Company and her extensive management experience at our Company.

Non-Management Directors

Mark Willis — Director

Mr. Willis has served as a member of our Board since June 2023. Mr. Willis was the Chief Executive Officer of ParQuest Consulting which he founded in 2015. Mr. Willis previously served as a member of the transition team of New York City Mayor Eric Adams from 2021 to 2022. Prior to these roles, Mr. Willis served in various roles at Morgan Stanley Wealth Management, from 1998 to 2015. Mr. Willis has a BBA in Finance and Investments from Baruch College and an MBA with a concentration computer methodology from the Baruch College Graduate School of Business.

We believe Mr. Willis’s qualifications to serve on our Board include his substantial experience in business management and finance as well as his expertise and resources in financial services.

Bin Wang — Director

Mr. Wang as served as a member of our Board since June 2023. Mr. Wang is an advisor to Eon Capital International Ltd, a Hong Kong-incorporated corporate advisory service company since 2007. Mr. Wang also served as a member of the board of directors of Fly-E Group, Inc. (Nasdaq: FLYE) from May 2024 to October 2025. He also acted as the

Chairman and Chief Executive Officer of Alberton Acquisition Corp. (ALAC), a Nasdaq listed company from 2018 to 2020. From 2010 to 2012, he served as Independent Board Director of Sky Digital Stores Corp. (OTC: SKYC), participating in the company’s public listing process. Mr. Wang began his financial career in 1994 with Chemical Bank, as market segment manager for developing the bank’s commercial banking business in the US domestic Asian market. He then served as Vice President and Team Leader of Chase International Financial Services after Chemical Bank’s merger into Chase in 1996 and later combination into JP Morgan Chase in 2000. He continued his service at JP Morgan Chase with a broad range of management responsibilities in the development and growth of the bank’s international business until 2006. Mr. Wang graduated from Northwestern Polytechnic University in 1980, received his M.S. degree in Mechanical Engineering from Xi’an Jiaotong University in 1983 and he obtained his M.A. in economics from Illinois State University in 1992. Mr. Wang has over 30 years of management experience in financial industry and has provided his financial advisory services to dozens of corporate clients in both the United States and Asia.

We believe Mr. Wang’s qualifications to serve on our Board include his substantial experience in business management as well as his expertise and resources in financial services.

Dr. Xiaoxia Zhang — Director

Ms. Zhang has served as a member of our Board since June 2023. Dr. Zhang currently serves as President of the Beijing Zhongguancun Urban Development and Technological Innovation Research Institute. Additionally, Dr. Zhang serves as a consultant for a number of Chinese companies with U.S. operations, focusing on strategy, resourcing, technology and supply chain management. Her clients include Yangfang Shengli Catering, which she helped to grow from its origins as a street vendor to a full-industry-chain company that specializes in hala catering, food processing, packaging, central kitchen and restaurants, and to expand its footprint in the New York and California markets. Dr. Zhang also advises Shanxi Hongtong Fenghe Agroforestry, where she helped to develop its signature product, “Yulu Fragrant Pear”, which is known as the “King of Chinese Pears” and to streamline the company’s supply chain process, increasing company efficiency and profitability. Dr. Zhang also serves as Deputy Director at Renmin University of China Lifelong Learning Center, a position she has held since 2014. She previously served as Chairwoman at Zhongguancun Dongsheng New Urbanization Industry Alliance from 2016 to 2020 and Vice Dean at Tianjin Bohai Urban Development Research Institute from 2011 to 2021. Dr. Zhang received her Doctoral Degree in environment science from Peking University in 2004.

We believe Dr. Zhang’s qualifications to serve on our Board include her substantial experience in consulting and supply chain management and development as well as her experience with growth stage companies.

Vote Required and Board Recommendation

The vote required to elect our five directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified, is a plurality of the votes cast. The Board recommends that you vote “FOR” the election of each of the director nominees.

CORPORATE GOVERNANCE

Board of Directors

Board Composition

Our business and affairs are managed under the direction of our board of directors (the “Board”). Our Amended and Restated Bylaws (“Bylaws”) provide that our Board shall consist of a number of directors to be fixed from time to time by the board. Our Board currently consists of five directors, of which Bin Wang, Mark Willis and Dr. Xiaoxia Zhang qualify as independent directors under the corporate governance standards of the Nasdaq Stock Market LLC (“Nasdaq”) and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Members of our Board will be elected at our annual meeting of stockholders to hold office until their successors have been elected and qualified, subject to prior death, resignation, disqualification or removal from office.

The Board held four (4) meetings and took four (4) actions by written consent during the fiscal year ended April 30, 2025. During the fiscal year ended April 30, 2025, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he or she served.

The Company encourages, but does not require, directors to attend the annual meeting of stockholders. all of our directors’ attendance at the previous year’s meeting.

Controlled Company

We are a “Controlled Company” as defined under the rules and regulations of Nasdaq because, and as long as, Mr. John Xu, our Chairman and Chief Executive Officer, holds more than 50% of the Company’s voting power, he will exercise control over the management and affairs of the company and matters requiring stockholder approval, including the election of the Company’s directors. Mr. Xu, who controls more than 50% of the voting power of our outstanding capital stock, has the ability to control the outcome of matters submitted to our stockholders for approval, including the election of our directors, as well as the overall management and direction of our Company. For so long as we remain a Controlled Company under that definition, we are permitted to elect, and intend, to rely on certain exemptions from corporate governance rules and regulations of Nasdaq, including:

•        an exemption from the rule that a majority of our Board must be independent directors;

•        an exemption from the rule that the compensation of our chief executive officer must be determined or recommended solely by independent directors; and

•        an exemption from the rule that our director nominees must be selected or recommended solely by independent directors.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee member has been appointed by the Board to serve until his or her successor is elected and qualified, unless he or she is earlier removed or resigns.

Audit Committee

Our audit committee consists of Dr. Xiaoxia Zhang, Bin Wang and Mark Willis. The Board has determined that each of the members of the audit committee satisfy the independence requirements of the Nasdaq corporate governance standards and Rule 10A-3 under the Exchange Act and is financially literate (as defined under the rules of Nasdaq). In arriving at this determination, the Board has examined each audit committee member’s scope of experience, the nature of their prior and/or current employment and all other factors determined to be relevant under the rules and regulations of Nasdaq and the SEC.

Bin Wang serves as the chair of the audit committee. The Board has determined that Bin Wang qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq rules. In making this determination, the Board has considered formal education and previous professional experience in financial roles. Both the Company’s independent registered public accounting firm and management will periodically meet privately with the audit committee members.

The audit committee has responsibility for, among other things:

•        overseeing management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and our disclosure practices;

•        overseeing management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning;

•        overseeing management’s establishment and maintenance of processes to assure our compliance with all applicable laws, regulations and corporate policies;

•        reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings; and

•        reviewing the performance of the independent accountants and making recommendations to the board of directors regarding the appointment or termination of the independent accountants and considering and approving any non-audit services proposed to be performed by the independent accountants. The audit committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.

The audit committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.

Our Board has adopted a written charter for our audit committee, which is available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement.

The audit committee met four (4) times and approved four (4) written consents during the fiscal year ended April 30, 2025. The composition and function of the audit committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee

Our compensation committee consists of Mark Willis, Bin Wang and Dr. Xiaoxia Zhang. The Board has determined that each of the members of nominating and corporate governance committee satisfy the independence requirements of Nasdaq and the SEC. Mark Willis serves as the chair of the compensation committee. The functions of the compensation committee include, among other things:

•        reviewing our compensation practices and policies, including equity benefit plans and incentive compensation;

•        reviewing key employee compensation policies

•        monitoring performance and compensation of our employee-directors, officers and other key employees; and

•        preparing recommendations and periodic reports to the board of directors concerning these matters.

Our Board has adopted a written charter for our compensation committee, which is available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement.

The compensation committee met zero (0) times and approved zero (0) written consents during the fiscal year ended April 30, 2025. The composition and function of the compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. The Company will comply with future requirements to the extent they become applicable to the Company.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Bin Wang, Mark Willis and Dr. Xiaoxia Zhang. The Board has determined that each of the members of nominating and corporate governance committee satisfy the independence requirements of Nasdaq and the SEC. Bin Wang serves as the chair of the nominating and corporate governance committee. The functions of the nominating and corporate governance committee include, among other things:

•        making recommendations as to the size, composition, structure, operations, performance and effectiveness of the board of directors;

•        establishing criteria and qualifications for membership on the board of directors and its committees;

•        assessing and recommending to the board of directors strong and capable candidates qualified to serve on the board of directors and its committees;

•        developing and recommending to the board of directors a set of corporate governance principles; and

•        considering and recommending to the board of directors other actions relating to corporate governance.

Our Board has adopted a written charter for our nominating and corporate governance committee, which is available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement.

The nominating and corporate governance committee met four (4) times and approved four (4) written consents during the fiscal year ended April 30, 2025. The composition and function of the nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. The Company will comply with future requirements to the extent they become applicable.

Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board (“Chairman”) and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman and Chief Executive Officer are currently held by John Xu. We also have a Lead Independent Director elected annually by the majority of the Board of Directors. Mark Willis currently serves as the Lead Independent Director. The Lead Independent Director calls and presides over periodic meetings of our independent directors, prepares agendas for meetings of the independent directors, facilitates communications between management and the independent directors, ensures that the Board fulfills its oversight responsibilities in Company strategy, risk oversight and succession planning, and performs such additional duties as our Board may otherwise determine and delegate from time to time. Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Chairman, is in the best interests of the Company and its stockholders at this time. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management are conducted primarily through the committees of the Board identified above but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility.

Director Independence

A majority of our Board is independent under the rules of Nasdaq. Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board has determined that Bin Wang, Mark Willis and Dr. Xiaoxia Zhang qualify as “independent directors” under the corporate governance standards of Nasdaq and the independence requirements of Rule 10A-3 under the Exchange Act. There are no family relationships among any of our directors or executive officers.

Code of Ethics

Our Board has adopted a code of ethics (the “Code of Ethics”) that establishes the standards of ethical conduct applicable to all of our directors, officers, employees, consultants and contractors. The Code of Ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of ethics, employee misconduct, conflicts of interest or other violations. Our Code of Ethics is publicly available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. Any waiver of our Code of Ethics with respect to our directors, executive officers or other principal financial officers may only be authorized by our Board and will be disclosed as required by applicable law and the listing rules of Nasdaq.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to promote the effective functioning of the Board and its committees, and the continued implementation of good corporate governance practices. The Corporate Governance Guidelines address matters such as the role and structure of the Board and its committees, Board meetings, independent director executive sessions, director independence, qualifications for Board membership, director orientation and continuing education, CEO performance review, succession planning and Company policies. A copy of our Corporate Governance Guidelines is publicly available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement.

Insider Trading Policy

Our Board has adopted an insider trading policy (the “Insider Trading Policy”) that govern the purchase, sale, and other disposition of our securities by our directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the Nasdaq listing standards. A copy of our Insider Trading Policy is publicly available on the investor relations section of our website at https://investors.maisonsolutionsinc.com. Information on or accessible through our website is not incorporated by reference in this proxy statement.

Clawback Policy

Our Board has adopted a clawback policy (the “Clawback Policy”) in compliance with the SEC’s rules and regulations and the Nasdaq listing standards. Our Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. A copy of our Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K/A for the year ended April 30, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its written charter, the Audit Committee of our Board is responsible for reviewing and approving any transaction between our company and a related person (as defined in Item 404 of Regulation S-K). Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

Related Party Transactions

The following includes a summary of transactions since May 1, 2022 and any currently proposed transactions to which we were or are expected to be a participant and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest. Most of these transactions are between John Xu, our majority shareholder, chairman of the board and chief executive officer, and us.

•        As of April 30, 2022, the Company owed John Xu $174,594. This amount was repaid on October 20, 2022.

•        On June 30, 2022, the Company acquired 100% of the equity of GF Supermarket of MP, Inc. from DNL Management Inc. (51% ownership) and Ms. Grace Xu (49% ownership). Ms. Grace Xu is the spouse of John Xu, our majority shareholder, Chairman, President and Chief Executive Officer. This acquisition was treated as a related party transaction. The purchase price for this transaction was $1.5 million. On February 21, 2023, the Company and the selling shareholders renegotiated and entered into an Amended Stock Purchase Agreement, with an effective date on October 31, 2022, to amend the purchase price to $2.5 million, which both parties believed reflected the true fair value of Maison Monterey Park. The purchase price was fully paid in October 2023.

•        As of January 31, 2025, the Company had outstanding payable of $222,049 to John Xu. The largest amount of principal outstanding during the year ended April 30, 2024 was $200,811. The payable bears 0% interest per annum and is payable upon demand.

•        On August 25, 2023, New Victory Foods Inc. (“New Victory Foods”), which is 100% owned by John Xu, paid a good-faith escrow deposit of $250,000, on behalf of the Company, to Meng Truong and Paulina Truong as part of the purchase price of Lee Lee. As a result, as of April 30, 2024, the Company had an outstanding payable of $250,000 to New Victory Foods. The payable bears 0% interest per annum and is payable on demand.

•        As of January 31, 2025, the Company had an outstanding payable of $440,166 to Hong Kong Supermarket of Monterey Park, Ltd., which is controlled by John Xu. The largest amount of principal outstanding during the two years ended April 30, 2024 was $440,166. The payable bears 0% interest per annum and is payable on demand.

•        The Company has engaged in sales and purchases of certain supermarket products with HKGF Market of Alhambra, Inc. (“HKGF Alhambra”). Grace Xu, spouse of John Xu, controls HKGF Alhambra with 90% equity ownership, and the Company owns the remaining 10% of the outstanding equity in HKGF Alhambra. The Company had an aggregate of $236,681 supermarket product sales with HKGF Alhambra during the fiscal year ended April 30, 2024.

•        The Company has engaged in sales and purchases of certain supermarket products with HKGF Market of Arcadia, LLC (“HKGF Arcadia”). The Company owns 49% equity interest of HKGF Arcadia. The Company had an aggregate of $119,730 supermarket product sales with HKGF Arcadia during the fiscal year ended April 30, 2024. The Company had an aggregate of $260,262 supermarket product sales with HKGF Arcadia during the nine months ended January 31, 2025.

•        The Company has engaged in sales and purchases of supermarket products with United Food, LLC (“United Food”). John Xu, ultimately owns an aggregate 37.5% equity interest in United Food, of which 20% is through JC Gourmet Management Inc. and 17.5% is through Dai Cheong Trading Co. On April 30, 2024, the Company had an account receivable of $292,189 from United Food related to supermarket product sales. On January 31, 2025, the Company had an accounts receivable of $306,275 from United Food related to supermarket product sales.

•        The Company has purchased certain imports and wholesales of groceries from Dai Cheong Trading Co Inc. John Xu controls Dai Cheong Trading Co Inc. with 90% equity ownership through DC Holding CA, Inc. The Company owns the remaining 10% equity of Dai Cheong Trading Co Inc. The Company had an aggregate of $179,963 purchases of import and wholesales of groceries from Dai Cheong Trading Co Inc. during the fiscal year ended April 30, 2024. The Company had an aggregate of $844,075 purchases of import and wholesales of groceries from Dai Cheong Trading Co Inc. during the nine months ended January 31, 2025.

See Note 13 — “Related party balances and transactions” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2025 and Note 15 — “Related party balances and transactions” in the Notes to the Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2026 for additional information about our related party transactions.

EXECUTIVE COMPENSATION

Executive Officers

Name	Age	Position
John Xu	49	Chief Executive Officer, President and Chairman of the Board
Alexandria M. Lopez	40	Chief Financial Officer and Director
Tao Han(1)	51	Former Chief Operating Officer
Xi (Jacob) Cao(2)	39	Chief Operating Officer

____________

(1)      On February 21, 2025, Tao Han notified the Company of his resignation as Chief Operating Officer of the Company, effective immediately.

(2)      On February 21, 2025, the Board of Directors of the Company appointed Xi (Jacob) Cao to serve as the Company’s Chief Operating Officer, effective immediately.

The following is certain biographical information describing the business experience of our executive officers as of the date of this filing who do not serve as directors. The biographies of Mr. Xu and Ms. Lopez appear earlier in this proxy statement. See “Directors.”

Xi (Jacob) Cao — Chief Operating Officer

Xi (Jacob) Cao has over eight years of experience in the specialty grocery and catering industry. Most recently, he served as the Operations Manager at the Company’s store in El Monte, California from June 2023 until his appointment as the Company’s Chief Operating Officer. Prior to that, Mr. Cao held multiple operational management roles within the grocery industry, including Operations Supervisor at LSK from August 2022 to June 2023 and Operations Manager at Sonic Plus LLC from January 2020 to August 2022. Mr. Cao holds an M.S. in Computer Networking and Telecommunications from University of Southampton and a B.S. in Computing Science from the University of Wales.

Executive Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the section titled “Summary Compensation Table” below. The table summarizes the compensation paid to our principal executive officer and each of our other named executive officers determined under 402(m)(2) of Regulation S-K during 2025 and 2024. We refer to these individuals as our “named executive officers.” In fiscal years ended April 30, 2025 and 2024, our named executive officers and their positions were as follows:

•        John Xu, our President and Chief Executive Officer;

•        Alexandria M. Lopez, our Chief Financial Officer;

•        Xi (Jacob) Cao, our Chief Operating Officer; and

•        Tao Han, our Former Chief Operating Officer.

Summary Compensation Table

The following table sets forth certain information concerning the annual compensation of our Chief Executive Officer and our other named executive officers during the last two fiscal years.

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonequity incentive plan compensation ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
John Xu,	2025	180,000	(1)	—	—	—	—	—	—	180,000
President and Chief Executive Officer	2024	143,000		—	—	—	—	—	—	143,000
Alexandria M. Lopez,	2025	120,000	(2)	—	—	—	—	—	—	120,000
Chief Financial Officer	2024	106,000		—	—	—	—	—	—	106,000
Xi (Jacob) Cao(3)	2025	96,000		—	—	—	—	—	—	96,000
Chief Operating Officer	—	—		—	—	—	—	—	—	—
Tao Han(4)	2025	86,400		—	—	—	—	—	—	86,400
Former Chief Operating Officer	2024	86,400		—	—	—	—	—	—	86,400

____________

(1)      On August 28, 2025, Mr. Xu entered into an amendment to his employment agreement, which increased his base salary to $180,000, effective January 25, 2025.

(2)      On August 28, 2025, Ms. Lopez entered into an amendment to her employment agreement, which increased her base salary to $120,000, effective January 25, 2025.

(3)      Xi Cao became Chief Operating Officer of the Company, effective February 21, 2025.

(4)      Tao Han resigned as Chief Operating Officer of the Company, effective February 21, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards.

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers, historically, including during fiscal 2025, our compensation committee has not granted such awards. In certain circumstances, including the hiring or promotion of an officer, the compensation committee may approve grants to be effective at other times.

Employment Agreements

We have entered into employment agreements with each of our named executive officers that generally set forth the terms and conditions of employment. The material terms of the employment agreements with each of our named executive officers are described below.

John Xu Employment Agreement

We entered into an employment agreement with Mr. Xu on October 1, 2021 to serve as the Company’s Chief Executive Officer. Mr. Xu’s employment agreement provides for his service as the Company’s Chief Executive Officer for an unspecified term and on an at-will basis. Pursuant to his employment agreement, Mr. Xu is entitled to an annual base salary of $143,000. If Mr. Xu violates the terms of his employment agreement, the Company may terminate his employment without notice and with one-month salary as compensation and as his exclusive remedy. Mr. Xu’s employment agreement also provides for certain non-compete and non-solicitation covenants. The term of Mr. Xu’s employment agreement began on October 1, 2021 for an initial period of three year, and automatically renews for successive three-year periods unless otherwise terminated. On August 28, 2025, Mr. Xu entered into an amendment to his employment agreement, which increased his base salary to $180,000, effective January 25, 2025.

Alexandria M. Lopez Employment Agreement

We entered into an employment agreement with Ms. Lopez on October 1, 2021 to serve as the Company’s Chief Financial Officer. Ms. Lopez’s employment agreement provides for her service as the Company’s Chief Financial Officer for an unspecified term and on an at-will basis. Pursuant to her employment agreement, Ms. Lopez is entitled to an annual base salary of $106,000. If Ms. Lopez violates the terms of her employment agreement, the Company may terminate her employment without notice and with one-month salary as compensation and as her exclusive remedy. Ms. Lopez’s employment agreement also provides for certain non-compete and non-solicitation covenants. The term of Ms. Lopez’s employment agreement began on October 1, 2021 for an initial period of one year, and automatically renews for successive one-year periods unless otherwise terminated. On August 28, 2025, Ms. Lopez entered into an amendment to her employment agreement, which increased her base salary to $120,000, effective January 25, 2025.

Tao Han Employment Agreement

We entered into an employment agreement with Mr. Han on October 1, 2021 to serve as the Company’s Chief Operating Officer. Mr. Han’s employment agreement provides for his service as the Company’s Chief Operating Officer for an unspecified term and on an at-will basis. Pursuant to his employment agreement, Mr. Han was entitled to an annual base salary of $86,400. If Mr. Han violated the terms of his employment agreement, the Company was permitted to terminate his employment without notice and with one-month salary as compensation and as his exclusive remedy. Mr. Han’s employment agreement also provided for certain non-compete and non-solicitation covenants. The term of Mr. Han’s employment agreement began on October 1, 2021 for an initial period of one year, and automatically renewed for successive one-year periods unless otherwise terminated. On February 21, 2025, Tao Han notified the Company of his resignation as Chief Operating Officer of the Company, effective immediately. Mr. Han’s resignation was not a result of any disagreement with the Company or its independent auditor on any matter relating to the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices.

Xi (Jacob) Cao Employment Agreement

We entered into an employment agreement with Mr. Cao on February 21, 2025 to serve as the Company’s Chief Operating Officer. Mr. Cao’s employment agreement provides for his service as the Company’s Chief Operating Officer begging on February 21, 2025 for an initial period of one year, and automatically renews for successive one-year periods unless otherwise terminated on an at-will basis. Pursuant to his employment agreement, Mr. Cao is entitled to an annual base salary of $96,000. If Mr. Cao violates the terms of his employment agreement, the Company may terminate his employment without notice and with one-month salary as compensation and as his exclusive remedy. Mr. Cao’s employment agreement also provides for certain non-compete and non-solicitation covenants. The term of Mr. Cao’s employment agreement began on February 21, 2025 for an initial period of one year, and automatically renews for successive one-year periods unless otherwise terminated.

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Stock Vested

None of our named executive officers have ever held options to purchase interests in it or other awards with values based on the value of its interests.

Limitation on Liability and Indemnification Matters

We have entered into indemnification agreements with our directors and officers that contain provisions that limit their personal liability for monetary damages. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of our directors in any action or proceeding. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain directors’ and officers’ liability insurance.

Our amended and restated bylaws provide that we shall advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her.

The limitation of liability represented by the indemnification agreements and the indemnification provisions in our amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of each person who served as a non-employee director of the Company during the year ended April 30, 2025.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Mark Willis	50,000		50,000
Bin Wang	50,000		50,000
Dr. Xiaoxia Zhang	50,000		50,000

Director Service Agreements

In connection with the election as our directors, each of our current non-employee directors (including the independent directors) has entered into a standard director service agreement (the “Director Service Agreements”) with us, pursuant to which (a) such director will be entitled to annual cash retainers and/or equity incentive plans (which have yet to be established), (b) we agreed to indemnify our directors to the fullest extent authorized in our governing documents and applicable law, and such indemnity only applies if the director acted honestly and in good faith with a view to our best interests and, in the case of criminal proceedings, we had no reasonable cause to believe that the director’s conduct was unlawful; and (c) the directorship term will expire at the next annual stockholders meeting, subject to earlier extraordinary events. Pursuant to the Director Service Agreements, our current non-employee directors received an annual cash retainer of $50,000 paid quarterly in arrears. Directors who are employees of our Company do not receive additional compensation for service as members of either our Board or its committees.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2025, with respect to all of our compensation plans under which equity securities are authorized for issuance. As of April 30, 2025, there have been no shares issued under our 2023 Stock Incentive Plan.

	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by stockholders	—	$—	—
Equity compensation plans not approved by stockholders	—	—	—
Total	—	$—	—

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of June 22, 2026 regarding the beneficial ownership of our Class A Common Stock and Class B Common Stock by:

•        each person known by us to beneficially own more than 5% of our Common Stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if they have or share the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or have the right to acquire such powers within 60 days. We have based percentage ownership of our Common Stock and percentage of voting power held on 4,052,694 shares of our Class A Common Stock and 224,000 shares of our Class B Common Stock outstanding as of June 22, 2026. Unless noted otherwise, the corporate address of each person listed below is 127 N Garfield Avenue, Monterey Park, California 91754.

	Common Stock Beneficially Owned				% of Voting Power
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Stratton Arms Holding, LLC(1)(3)	1,208,000	29.81%	—	—	19.20%
Golden Tree USA, Inc(3)(2)	—	—	224,000	100%	100%

Executive Officers and Directors:
John Xu(3)	1,176,000	29.02%	224,000	100%	54.29%
Xi (Jacob) Cao(4)	—	—	—	—	—
Tao Han(5)	—	—	—	—	—
Alexandria M. Lopez	—	—	—	—	—
Bin Wang	—	—	—	—	—
Mark Willis	—	—	—	—	—
Dr. Xiaoxia Zhang	—	—	—	—	—
Executive Officers and Directors as a group (6 persons)	1,176,000	29.02%	224,000	100%	54.29%

____________

*        Represents less than 1%

(1)      Stratton Arms Holding, LLC (“Stratton”) directly holds 1,040,000 shares of Class A Common Stock, which were acquired prior to the Company’s initial public offering and have been adjusted to reflect the Company’s 1-for-10 reverse stock split. Amsterdam NYC Fund, LP (“Amsterdam”) directly holds 168,000 shares of Class A Common Stock, which were acquired prior to the Company’s initial public offering and have been adjusted to reflect the Company’s 1-for-10 reverse stock split. Stratton, as general partner of Amsterdam, is deemed to have shared voting and dispositive power over the shares held by Amsterdam. Stratton also holds an 80.95% limited partnership interest in Amsterdam. Schedule 13G was filed on April 29, 2026 and reported June 14, 2023 as the event date. The address of Stratton Arms Holding, LLC is 3901 Main Street Ste 501, Flushing, NY 11354.

(2)      Golden Tree USA, Inc. (“Golden”) directly holds 224,000 shares of Class B Common Stock, par value $0.0001 per share, which may be convertible into shares of Class A Common Stock and were acquired prior to the Company’s initial public offering, as adjusted to reflect the Company’s 1-for-10 reverse stock split. Additionally, Golden owns 100% of Stratton, which serves as the general partner of Amsterdam and holds an 80.95% limited partnership interest in Amsterdam. Through its ownership of Stratton, Golden is deemed to beneficially own 1,208,000 shares of Class A Common Stock (1,040,000 shares held directly by Stratton plus 168,000 shares held by Amsterdam over which Stratton exercises voting and dispositive control as General Partner, all of which were acquired prior to the Company’s initial public offering, as adjusted to reflect the Issuer’s 1-for-10 reverse stock split. Schedule 13G was filed on April 29, 2026 and reported June 14, 2023 as the event date. The address of Golden Tree USA, Inc is 3901 Main Street Ste 501, Flushing, NY 11354.

(3)      Mr. Xu is the 100% owner of Golden. Golden owns 100% of Stratton, which serves as the general partner of Amsterdam and holds an 80.95% limited partnership interest in Amsterdam. Through his control of Golden and Stratton, Mr. Xu is deemed to beneficially own: (i) 1,208,000 shares of Class A Common Stock (1,040,000 shares held directly by Stratton plus 168,000 shares held by Amsterdam over which Stratton exercises voting and dispositive control as General Partner, all of which were acquired prior to the Company’s initial public offering, as adjusted to reflect the Company’s 1-for-10 reverse stock split; (ii) 224,000 shares of Class B Common Stock held directly by Golden, which may be convertible into shares of Class A Common Stock and were acquired prior to the Company’s initial public offering, as adjusted to reflect the Company’s 1-for-10 reverse stock split; and (iii) 6,740 shares of Class A Common Stock held directly by Mr. Xu personally, which were acquired after the Company’s initial public offering, as adjusted to reflect the Issuer’s 1-for-10 reverse stock split. Mr. Xu’s aggregate beneficial ownership totals 1,406,740 shares. Schedule 13G was filed on April 29, 2026 and reported June 14, 2023 as the event date. John Xu is the Chairman of the Board and Chief Executive Officer of the Company.

(4)      On February 21, 2025, the Board of Directors of the Company appointed Xi (Jacob) Cao to serve as the Company’s Chief Operating Officer, effective immediately.

(5)      Tao Han resigned as Chief Operating Officer of the Company on February 21, 2025, effective immediately.

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the Audit Committee’s selection of Kreit & Chiu CPA LLP (“KC”) as our independent certified public accountants for the year ending April 30, 2027. If the stockholders do not ratify the appointment of KC, the selection of our independent certified public accountants may be reconsidered by our Audit Committee. The vote is non-binding and our audit committee retains discretion over the auditor appointment, even though a failed ratification vote may cause our audit committee to reconsider the selection.

Kreit & Chiu CPA LLP (“KC”) has served as the Company’s independent registered public accounting firm from since January 3, 2023.

The following table sets forth KC’s fees for the years ended April 30, 2025 and April 30, 2024, respectively.

	2025	2024
Audit Fees(1)	$431,570	$569,105
Audit-Related Fees(2)	20,600	17,800
Tax Fees(3)	—	—
All Other Fees(4)	6,053	—
Total	$458,223	$586,905

____________

(1)      “Audit Fees” means the aggregate fees billed for professional services rendered by our independent registered public accountant for the audits of our annual financial statements, the auditors’ attestation of the Company’s internal control over financial reporting, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of documents filed with the SEC.

(2)      “Audit-Related Fees” means the aggregate fees billed for professional services rendered by our independent registered public accountant that are related to the performance of the audit or review of the our financial statements and are not reported under “Audit Fees” and includes the review of Current Reports on Form 8-K and comfort letters in connection with public offerings.

(3)      “Tax Fees” means the aggregate fees billed for the professional services rendered for tax compliance, tax advice, and tax planning.

(4)      “All Other Fees” means the aggregate fees billed for services provided by our independent registered public accountant, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. These policies and procedures are intended to ensure that the provision of such services do not impair the independent registered public accounting firm’s independence.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by KC for the years ended on April 30, 2025 and April 30, 2024, as described above.

Vote Required and Board Recommendation

The vote required for the Auditor Ratification Proposal is a majority of the votes cast at the Annual Meeting. The Board recommends a vote “FOR” the Auditor Ratification Proposal. Broker non-votes are not expected for the Auditor Ratification Proposal because it is a routine proposal, and that if any broker non-votes were to occur, they would have no effect under the votes-cast standard.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. The Audit Committee hereby reports as follows:

1.      The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended April 30, 2025 with management.

2.      The Audit Committee has discussed with KC the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3.      The Audit Committee has received the written disclosures and the letter from KC required by applicable requirements of the PCAOB regarding KC’s communications with the Audit Committee concerning independence and has discussed KC’s independence with a representative of KC.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board and the Board approved that the audited financial statements for the year ended April 30, 2025 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025 filed with the SEC.

The foregoing has been furnished by the Audit Committee:

Bin Wang

Mark Willis

Dr. Xiaoxia Zhang

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock (collectively, “reporting persons”) to file reports regarding ownership of, and transactions in, our securities with the SEC. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC by the reporting persons, or written representations from certain reporting persons, we believe that all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with during the year ended April 30, 2025, except that Form 3 initial statements of beneficial ownership due on June 14, 2023 were not timely filed by Stratton Arms Holding, LLC (“Stratton”) and Golden Tree USA Inc. (“Golden Tree”) respectively. The failure to timely file the Form 3s was due to oversight, and Stratton and Golden Tree only recently determined that the Form 3s had not been filed. Both Stratton and Golden Tree are currently in the process of completing their EDGAR Next enrollments and intend to file their respective overdue Form 3 promptly after enrollments are completed. As of the date of this proxy statement, the overdue Form 3s have not yet been filed.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Next Year’s Annual Meeting

As more specifically provided for in our Bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote and who has delivered proper notice as set forth in our Bylaws. To be eligible to present a proposal or nomination at the 2027 Annual Meeting, such proposal or nomination must be properly submitted to us as set forth in our Bylaws and not earlier than December 30, 2026 nor later than January 29, 2027. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a proposal included in our proxy statement. Stockholders interested in submitting a proposal for inclusion in the Proxy Statement for the 2027 Annual Meeting of Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion pursuant to SEC Rule 14a-8, stockholder proposals must be received at the address below no later than December 15, 2026. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to the Secretary of Maison Solutions Inc., 127 N Garfield Ave., Monterey Park, California 91754.

Stockholder Director Nominations

The Nominating and Corporate Governance Committee has established a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other persons. To recommend a director candidate for consideration by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing to our Secretary not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the Stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure, and the recommendation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

STOCKHOLDER COMMUNICATIONS

Stockholders may communicate with the Company by writing to Investor Relations, Maison Solutions Inc., 127 N Garfield Ave., Monterey Park, California 91754.

Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to Maison Solutions Inc. Board of Directors, Attn: Secretary, 127 N Garfield Ave., Monterey Park, California 91754.

OTHER MATTERS

The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the Board of Directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 may be obtained without charge by writing to Investor Relations, Maison Solutions Inc., 127 N Garfield Avenue, Monterey Park, California 91754. Exhibits will be furnished upon request.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, https://investors.maisonsolutionsinc.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

VOTE ON INTERNET VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) on July 21, 2026. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held at 127 N Garfield Avenue, Monterey Park, California 91754 on July 22, 2026 at 1:00 p.m Eastern Time.SPECIMEN 1 MAIN STREET ANYWHERE PA 99999-9999 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Shareholders Proxy Card - Maison Solutions Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, AND “FOR” ALL LISTED PROPOSAL 2. 1. Director Election Proposal To elect five directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified. FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW 01 John Xu 02 Alexandria M. Lopez 03 Mark Willis 04 Bin Wang 05 Dr. Xiaoxia Zhang 2. Auditor Ratification Proposal To ratify the selection of Kreit & Chiu CPA LLP as the Company’s independent certified public accountants for the fiscal year ending April 30, 2027. FOR AGAINST ABSTAIN Note: To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. SPECIMEN AC:ACCT9999 90.00

Maison Solutions Inc. Annual Meeting of Shareholders July 22, 2026 DETACH PROXY CARD HERE TO VOTE BY MAIL The undersigned hereby constitutes and appoints John Xu and Alexandria M. Lopez as proxies, each with full power of substitution, and authorizes each of them to represent and vote all of the shares of common stock of Maison Solutions Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 127 N Garfield Avenue, Monterey Park, California 91754 on July 22, 2026 at 1:00pm Eastern Time. The undersigned hereby revokes any proxies previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” ALL OTHER LISTED Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Maison Solutions Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer: Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)